SUPPLEMENT TO THE PROSPECTUSES, SUMMARY PROSPECTUSES AND
STATEMENT OF ADDITIONAL INFORMATION
OF
ALLSPRING U.S. EQUITY FUNDS
For the Allspring Special Large Cap Value Fund  (the “Fund”)
At a meeting held November 13-15, 2023, the Board of Trustees of the  Fund approved the following changes effective on or about March 4, 2024:
I. Prospectus Change - Change to Expenses

The expense caps of the Fund will be lowered to 1.01% for Class A, 1.76% for Class C, 0.94% for Administrator Class, 0.69% for Institutional Class, and 0.59% for Class R6.
II: Statement of Additional Information Change - Sub-Adviser
In the section entitled “MANAGER AND OTHER SERVICE PROVIDERS - Sub-Advisers”, the Sub-Adviser fee schedule is amended to reflect the following:

Fund	Sub-Adviser	Fee
Special Large Cap Value Fund	Allspring Investments	First $100M Next $200M Next $500M Over $800M	0.300% 0.275% 0.250% 0.200%

November 17, 2023	SUP4302 11-23